POWER OF ATTORNEY


     We, the undersigned officers and directors of Dobson Communications Corporation (hereinafter the "Company"), hereby severally constitute and appoint Everett R. Dobson, Bruce R. Knooihuizen and Ronald L. Ripley and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement on Form S-8 (and any and all amendments thereto, including post-effective amendments) to be filed with the Securities and Exchange Commission relating to the Dobson Communications Corporation 2002 Employee Stock Purchase Plan and the Dobson Communications Corporation 2002 Stock Incentive Plan granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed by the following persons in the capacities and on the 27th day of September, 2002.

Signature                                         Title
---------                                         -----
                                         Chairman of the Board, Chief
EVERETT R. DOBSON                        Executive Officer and Director
Everett R. Dobson                        (Principal Executive Officer)


BRUCE R. KNOOIHUIZEN                     Vice President and Chief Financial
Bruce R. Knooihuizen                     Officer (Principal Financial Officer)


TRENT LEFORCE                            Corporate Controller (Principal
Trent LeForce                            Accounting Officer)


STEPHEN T. DOBSON
Stephen T. Dobson                        Secretary and Director

RUSSELL L. DOBSON
Russell L. Dobson                        Director

FRED J. HALL
Fred J. Hall                             Director

JUSTIN L. JASCHKE
Justin L. Jaschke                        Director

ALBERT H. PHARIS, JR.
Albert H. Pharis, Jr.                    Director